GOODWILL	12 Months Ended
Dec. 31, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL	GOODWILL
The Company's Goodwill balance on the Consolidated balance sheet is comprised of the following amounts:

at December 31	2023		2022
(millions)	Canadian dollars	U.S. dollars	Canadian dollars	U.S. dollars

Columbia Pipeline Group, Inc.	9,708	7,351	9,948	7,351
ANR	2,570	1,946	2,634	1,946
Great Lakes	161	122	165	122
North Baja	63	48	65	48
Tuscarora	30	23	31	23
	12,532	9,490	12,843	9,490
Changes in Goodwill were as follows:

(millions of Canadian $)	U.S. Natural Gas Pipelines

Balance at January 1, 2022	12,582
Great Lakes impairment charge	(571)
Foreign exchange rate changes	832
Balance at December 31, 2022	12,843
Foreign exchange rate changes	(311)
Balance at December 31, 2023	12,532
As part of the annual goodwill impairment assessment at December 31, 2023, the Company evaluated qualitative factors impacting the fair value of the underlying reporting units for all reporting units other than for the Tuscarora and North Baja reporting units. It was determined that it was more likely than not that the fair value of these reporting units exceeded their carrying amounts, including goodwill.
Columbia
On October 4, 2023, as part of the asset divestiture program announced in 2022, the Company successfully completed the sale of a 40 per cent non-controlling equity interest in Columbia Gas and Columbia Gulf. In conjunction with the process leading up to the sale, the Company performed a quantitative goodwill impairment test at June 30, 2023.
The estimated fair value measurements used in the Company's goodwill impairment analysis are classified as Level III of the fair value hierarchy. In the determination of the fair value utilized in the quantitative goodwill impairment test for the Columbia reporting unit, the Company performed a discounted cash flow model analysis using projections of future cash flows and applied a risk-adjusted discount rate and value multiple which involved significant estimates and judgments. It was determined that the fair value of the Columbia reporting unit, inclusive of the Columbia Gas and Columbia Gulf business units, exceeded its carrying value, including goodwill. Although goodwill was not impaired, the estimated fair value in excess of the carrying value was less than 10 per cent. There is a risk that reductions in future cash flow forecasts and adverse changes in other key assumptions could result in a future impairment of a portion of the goodwill balance relating to Columbia.
The Company evaluated qualitative factors impacting the fair value of the Columbia reporting unit from June 30, 2023 to December 31, 2023 and determined that it was more likely than not that the fair value remains higher than the carrying amount, including goodwill.
North Baja and Tuscarora
The Company elected to proceed directly to a quantitative annual impairment test at December 31, 2023 for the $63 million of goodwill related to the North Baja reporting unit due to the passage of time from the previous quantitative test at December 31, 2018. The Company also elected to proceed directly to a quantitative annual impairment test for the $30 million of goodwill related to the Tuscarora reporting unit due to the passage of time from the previous quantitative test at December 31, 2018, and subsequent to the Tuscarora Section 4 rate case settlement in 2023. It was determined that the fair values of North Baja and Tuscarora exceeded their carrying values, including goodwill, at December 31, 2023.
Great Lakes
In March 2022, Great Lakes reached a pre-filing settlement with its customers and filed an unopposed rate case settlement with FERC by which Great Lakes and the settling parties agreed to maintain existing recourse rates through October 31, 2025. Management performed a quantitative impairment test which evaluated a range of assumptions through a discounted cash flow model analysis using a risk-adjusted discount rate. It was determined that the estimated fair value of the Great Lakes reporting unit no longer exceeded its carrying value, including goodwill, and that an impairment charge was necessary. As a result, the Company recorded a pre-tax goodwill impairment charge of $571 million ($531 million after tax) for the year ended December 31, 2022 within the U.S. Natural Gas Pipelines segment that is included in Goodwill and asset impairment charges and other in the Company's Consolidated statement of income. The remaining goodwill balance related to Great Lakes was US$122 million at December 31, 2022. There is a risk that continued reductions in future cash flow forecasts and adverse changes in other key assumptions could result in a future impairment of the goodwill balance relating to Great Lakes. The majority of the Great Lakes goodwill impairment charge was allocated to non-deductible goodwill and the income tax recovery of $40 million was attributable to the portion of the goodwill that was deductible for income tax purposes. The estimated fair value measurements used in the Company's goodwill impairment analysis is classified as Level III of the fair value hierarchy. In the determination of the fair value utilized in the quantitative goodwill impairment test for each reporting unit, the Company used its projections of future cash flows and applied a risk-adjusted discount rate which involved significant estimates and judgments.
Asset Divestiture Program
TC Energy is progressing the asset divestiture program announced in 2022, which may involve the divestiture of reporting units, or portions thereof. These divestitures could include assets that have associated goodwill. To the extent that a sale transaction indicates a value lower than previously estimated, goodwill could be impaired. In the event of a partial sale of such assets, the anticipated proceeds will be considered in management’s assessment of fair value of the retained interest and any associated goodwill.